[Outside front cover]


Prospectus


May 6, 2002


Private Asset Management Fund


For Investors Seeking Long-Term Growth of Capital


     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Private Asset Management Fund
11995 El Camino Real, Suite 303
San Diego, CA 92130

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TABLE OF CONTENTS

The Fund                                                                 4

The Objective of the Fund                                                4

The Principal Investment Strategies and Policies of the Fund             4

The Investment Selection Process Used by the Fund                        5

The Principal Risks of Investing in the Fund                             6

Who Should Invest                                                        8

Performance History                                                      8

Costs of Investing in the Fund                                           8

Expense Example                                                          9

Additional Investment Strategies and Risk Considerations                 9

Who Manages the Fund                                                     10

The Investment Adviser                                                   10

How to Buy and Sell Shares                                               11

Pricing of Fund Shares                                                   11

Investing in the Fund                                                    12

Minimum Investments                                                      12

Types of Account Ownership                                               13

Instructions For Opening and Adding to an Account                        14

Telephone and Wire Transactions                                          15

Tax-Deferred Plans                                                       16

Types of Tax-Deferred Accounts                                           17

Automatic Investment Plans                                               17

Instructions For Selling Fund Shares                                     18

Additional Redemption Information                                        19

Shareholder Communications                                               21

Dividends and Distributions                                              21

Taxes                                                                    22

Privacy Policy                                                           23

Board of Trustees                                                        24

Other Fund Service Providers                                             24

Where To Go for Information                                              25

Statement of Additional Information                                      25

Prospectus 2
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YOUR GUIDE TO THE PROSPECTUS

     This Prospectus is designed to help you make an informed decision about whether investing in the Private Asset Management Fund is appropriate for you. Please read it carefully before investing and keep it on file for future reference. To make this Prospectus easy for you to read and understand, we have divided it into three sections: The Fund, Who Manages the Fund and How to Buy and Sell Shares. Each section is organized to help you quickly identify the information that you are looking for. The first section, The Fund, tells you four important things about the Fund that you should know before you invest:

     *    The Fund's  investment objective - what the Fund is trying to achieve.

     * The principal investment strategies of the Fund - how the Fund tries to meet its investment objective.

     * The Fund's method of selecting investments - how the Fund chooses its primary investments.

     * Risks you should be aware of - the principal risks of investing in the Fund.

     The other sections of the Prospectus - Who Manages the Fund and How to Buy and Sell Shares - provide you with information about the Fund's management, the services and privileges available to you, how we price shares of the Fund and how to buy and sell shares of the Fund.

Prospectus 3

THE FUND

PRIVATE ASSET MANAGEMENT FUND
THE OBJECTIVE OF THE FUND

     *    The Private Asset Management Fund seeks long-term growth of capital.

THE PRINCIPAL INVESTMENT STRATEGIES AND POLICIES OF THE FUND

     * The Fund invests primarily in the common stocks of companies that exhibit long-term growth potential.

     * The Fund's Adviser considers, among other things, balance sheet strength, management strength, earnings growth potential and technical analysis.

     * The Fund invests in small to large capitalization companies. The average market capitalization of holdings is usually larger than $1 billion.

     * Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

     * When investment opportunities are limited, the Fund may hold cash or cash-equivalents and invest without limit in obligations of the U.S. Government and its agencies and in money market funds and money market securities, including high-grade commercial paper, certificates of

     [Side panel: The Fund's daily share price can be found at the Private Asset Management Fund's Website http://www.pamfund.com or by calling 1-800-663-4851.]

     [Side panel: The Fund's objective may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice of any material changes to the Fund's objective. If there is a material change, you should consider whether the Fund remains an appropriate investment for you.]

     [Side panel: Market capitalization is the most commonly used measure of the size and value of a company. A company's market capitalization is computed by multiplying the current share price by the total number of shares outstanding.]

Prospectus 4
deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks.

THE INVESTMENT SELECTION PROCESS USED BY THE FUND

     Private Asset Management Inc., the Fund's investment adviser, invests in companies that participate in growth industries and that have the potential for increased earnings. The investment selection process focuses on the purchase of industry dominant companies.

     The Adviser's selection process begins by analyzing global economic trends to identify industries that the Adviser believes will exhibit growth over the long term. The Adviser then uses fundamental analysis to identify companies within those industries that have the potential to generate earnings growth and, as a result, to increase their stock prices. Generally, the companies in the Fund's portfolio will be market leaders in their industries, or companies that service or supply those market leaders.

     [Side panel: MUTUAL FUNDS GENERALLY emphasize either "growth" or "value" styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear underpriced according to certain financial measurements of their worth or business prospects. The Fund emphasizes a "growth" style, but also considers whether a company is trading at a reasonable valuation based on fundamental analysis.]

     [Side panel: All mutual funds must elect to be "diversified" or "non-diversified." As a non-diversified portfolio, the Fund may invest half of its total assets in two or more securities, while the other half is spread out among investments not exceeding 5% of the Fund's total assets at the time of purchase. As a result, the Fund has the ability to take larger positions in a smaller number of securities than a diversified portfolio. These limitations do not apply to U.S. Government securities.]

Prospectus 5
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THE PRINCIPAL RISKS OF INVESTING IN THE FUND RISKS IN GENERAL

     Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. There is the risk that these and other factors may adversely affect the Fund's performance. You could lose money investing in the Fund. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

RISKS OF INVESTING IN COMMON STOCKS

     The Private Asset Management Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

     [Side panel: FUNDAMENTAL VS. TECHNICAL ANALYSIS: There are two major schools of stock market analysis. The first major school is "fundamental analysis" which relies on an analysis of the balance sheet and income statements of companies in order to forecast their future stock price movements. The other major school is "technical analysis" which is not concerned with the financial position of a company, but instead relies on price and volume movements through the use of charts and computer programs to identify and project trends in a market or security. The Adviser uses both fundamental and technical analysis in selecting portfolio securities for the Fund.]

Prospectus 6
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     There are overall  stock market risks that may also affect the value of the
Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.

RISKS OF SMALL AND MEDIUM SIZED COMPANIES
     To the extent the Fund invests in the stocks of small and medium sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium sized companies may have limited markets, product lines or financial resources and may lack management experience.

RISK OF NON-DIVERSIFICATION
     The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified". Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

SECTOR RISK
     Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of its assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. The sectors in which the Fund may be overweighted will vary.

MANAGEMENT RISK
     The  Adviser's   strategy  may  fail  to  produce  the  intended   results.
Additionally, the Fund has no operating history and the Fund's Adviser has no significant prior experience managing the assets of a mutual fund.


Prospectus 7

WHO SHOULD INVEST

The Fund may be suitable for you if:
     *    You are seeking long-term growth of capital - at least four years.
     *    You can tolerate risks associated with common stock investments.
     *    You are not looking for current income.
     * You are seeking a fund that emphasizes investments in a focused group of common stocks.

PERFORMANCE HISTORY
     Although past performance in a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in a the Fund because it demonstrates how its returns have varied over time. There is no performance information for the Fund since the Fund has not completed one full calendar year of operations as of the date of this prospectus.

COSTS OF INVESTING IN THE FUND
     The following table describes the estimated expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.

     [Side panel: The Fund is a no-load fund, which means you do not pay any fees when you buy or sell shares of the Fund. As a result, all of your investment goes to work for you.]

SHAREHOLDER FEES                                               The Fund

(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases                         None
Deferred Sales Charge (Load)                                     None
Sales Charge (Load) Imposed on Reinvested Dividends              None
Exchange Fee                                                     None
Redemption Fee                                                   None

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)
Management Fees                                                  1.50%
12b-1 Distribution Fees                                          None
Other Expenses 1                                                 0.05%
Total Annual Fund Operating Expenses                             1.55%
Expense Reimbursement 2                                          0.05%
Net Annual Fund Operating Expense                                1.50%

1 "Other Expenses" are based on estimated amounts for the current fiscal year and include fees paid to trustees by the Fund, which are to be reimbursed by the Fund's adviser.

2 The Fund's adviser has contractually agreed to reimburse the Fund's trustee fees and expenses to maintain net annual fund operating expenses as indicated through April 30, 2003.

Prospectus 8

EXPENSE  EXAMPLE

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     [Side panel: UNDERSTANDING EXPENSES: Operating a mutual fund involves a variety of expenses including those for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from the Fund's assets in the form of management fees and service fees. Their effect is already factored into the Fund's daily share price and returns.]

                                           One Year            Three Years
    Your costs:
    Private Asset Management Fund            $153                 $490

ADDITIONAL INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

GENERAL
     The Private Asset Management Fund invest primarily in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stock and securities purchased on a when-issued basis.

PORTFOLIO TURNOVER
     The Fund generally purchase securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in securities prices. Changes are made in the Fund's portfolio whenever the Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

Prospectus 9

WHO MANAGES THE FUND
THE INVESTMENT ADVISER
     Private Asset Management Inc. is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. The Fund's investment portfolio is managed on a day-to-day basis by the adviser's fund equity team led by Stephen J. Cohen. Mr. Cohen has been the president and chief investment officer of Private Asset Management Inc. since its inception.

     Private Asset Management Inc. was organized in 1992 and has been managing investment accounts since that time. The Adviser serves as investment adviser to individuals, trusts, retirement plans, and non-profit organizations. The address of Private Asset Management Inc. is 11995 El Camino Real, Suite 303 San Diego, CA 92130.

     Private Asset Management Inc. manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. Private Asset Management pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on secruties sold short), brokerage commissions and extraordinary expenses. For its services, the Adviser receives an annual investment management fee of 1.50% of the average daily net assets of the Fund.

Prospectus 10

HOW TO BUY AND SELL SHARES

PRICING OF FUND SHARES

     The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:


                           Total Assets - Liabilities
  Net Asset Value =    ------------------------------------
                          Number of Shares Outstanding


     The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Transfer Agent, Mutual Shareholder Services. Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to determine market value.


Prospectus 11

INVESTING IN THE FUND

     You may purchase shares directly through the Fund's Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-800-663-4851 or visit our website at www.pamfund.com to download an application. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.


     [Side panel:  INVESTMENTS  MADE THROUGH  BROKERAGE FIRMS OR OTHER FINANCIAL
INSTITUTIONS: If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. Your financial institution is responsible for transmitting your order in a timely manner.]


MINIMUM INVESTMENTS

                                          Initial               Additional
        Regular Account                   $5,000                     $100
        Automatic Investment Plan         $2,500                     $100*
        IRA Account                       $1,000                     $100

* An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment


     All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the
Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the

Prospectus 12

Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

TYPES  OF  ACCOUNT  OWNERSHIP

     You can establish the following types of accounts by completing a Shareholder Account Application:

     *    Individual or Joint Ownership

     Individual accounts are owned by one person. Joint accounts have two or more owners.

     *    A Gift or Transfer to Minor (UGMA or UTMA)

     A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

     *    Trust

     An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

     *    Business Accounts

     Corporation and partnerships may also openan account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

     * IRA Accounts

     See "Tax-Deferred Plans" on page 16.


Prospectus 13

INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT

TO OPEN AN ACCOUNT                                   TO ADD TO AN ACCOUNT

BY MAIL                                              BY MAIL
Complete and sign                                    Complete the investment
the Shareholder Application                          slip that is included
or an IRA Application                                with your account statement
                                                     and write your account
Make your check payable                              number on your check.  If
to Private Asset Management Fund                     you no longer have your
* For IRA accounts, please specify                   investment slip please
specify your name, account number,                   reference address your
and the year for which the contribution              check.
is made.

MAIL YOUR APPLICATION AND CHECK TO:        MAIL THE SLIP AND THE CHECK TO:

Private Asset Management Fund                   Private Asset Management Fund
c/o Mutual Shareholder Services                 c/o Mutual Shareholder Services
8869 Brecksville Road, Suite C                  8869 Brecksville Road, Suite C
Brecksville, Ohio 44141                         Brecksville, Ohio 44141

BY OVERNIGHT COURIER, SEND TO:

Private Asset Management Fund
c/o Mutual Shareholder Services
8869 Brecksville Road, Suite C
Brecksville, Ohio 44141

Prospectus 14

TO OPEN AN ACCOUNT                                    TO ADD TO AN ACCOUNT

BY WIRE                                               BY WIRE

Call 1-800-663-4851                                   Send your investment to US
for instructions and                                  Bank N.A. by following the
obtain an investor account                            instructions listed in the
number or an IRA account number                       column to the left
prior to wiring to the Fund.

Send your  investment  to US Bank N.A.  with these  instructions:
       * US Bank N.A.
       * ABA#: 0420-0001-3
       * Attn: Private Asset Management Fund
       * DDA#: 19945-8167
       * Account Name(shareholder name) Include Social Security Number or Tax ID
       * Shareholder Account Number

TELEPHONE AND WIRE TRANSACTIONS
     With respect to all transactions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund's Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the Transfer Agent shall be liable for any losses which may occur because of delay in implementing a transaction.


Prospectus 15

     If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application. Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. If the Transfer Agent is notified no later than 3:00 p.m. Eastern time of the wire instructions, and the wired funds are received by the Transfer Agent no later than 5:00 p.m. Eastern time, then the shares purchased will be priced at the NAV determined on that business day. If the wire is not received by 5:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

TAX-DEFERRED PLANS
     If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. US Bank N.A., serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Prospectus 16

TYPES OF TAX-DEFERRED ACCOUNTS

     * TRADITIONAL IRAAn individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

     * ROTH IRA An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

     * SPOUSAL IRAAn IRA funded by a working spouse in the name of a non-earning spouse.

     * SEP-IRAAn individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

     * KEOGH OR PROFIT SHARING PLANSThese plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $30,000 for each person covered by the plans.

     * 403(b) PLANS An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

     * 401(k)PLANS Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

AUTOMATIC INVESTMENT PLANS
     By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $2,500 if you select this option. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund. Prospectus 17

FOR INVESTING

AUTOMATIC INVESTMENT PLAN                           PAYROLL DIRECT DEPOSIT PLAN
For making automatic investments                    making automatic investments
from a designated bank account.                     from your payroll check.

DIVIDEND  REINVESTMENT
     All income dividends and capital gains distributions will be automatically Reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.


INSTRUCTIONS FOR SELLING FUND SHARES
     You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES BY MAIL
Write a letter of instruction that includes:

     * The names(s) and signature(s) of all account owners.

     * Your account number.

     * The dollar or share amount you want to sell.

     * Where to send the proceeds.

     * If redeeming from your IRA, please note applicable withholding requirements.

     * Obtain a signature guarantee or other documentation, if required.

Prospectus 18

MAIL YOUR REQUEST TO:                            OVERNIGHT COURIER, SEND TO:
Private Asset Management Fund                    Private Asset Management Fund
c/o Mutual Shareholder Services                  c/o Mutual Shareholder Services
8869 Brecksville Road, Suite C                   8869 Brecksville Road, Suite C
Brecksville, Ohio 44141                          Brecksville, Ohio 44141

BY TELEPHONE

You will automatically be                     You will not be able to redeem by
granted telephone redemption                  telephone and have a check sent
privileges unless you decline                 to your address of record for a
them in writing or indicate on                period of 15 days following an
the appropriate section of the                address change.
account application that you
decline this option. Otherwise,               * Unless you decline telephone
you may redeem Fund shares by                 privileges in writing or on your
calling 1-800-663-4851. Redemption            account application, as long as
proceeds will only be mailed to               the Fund takes reasonable measures
your address of record.                       to verify the order, you may be
                                              responsible for any fraudulent
                                              telephone order.

* You may only redeem a maximum of $25,000 per day by telephone.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-800-663-4851.

ADDITIONAL REDEMPTION INFORMATION

SIGNATURE GUARANTEES
     Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

     * If you change ownership on your account.

     * If you request the redemption proceeds to be sent to a different address than that registered on the account.

     * If the proceeds are to be made payable to someone other than the account's owner(s).

     * If a change of address request has been received by the Transfer Agent within the last 15 days.

     * If you wish to redeem $25,000 or more from any shareholder account.


Prospectus 19

     Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees. The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call 1-800-663-4851.

CORPORATE, TRUST AND OTHER ACCOUNTS
     Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-800-663-4851 to determine what additional documents are required.

ADDRESS CHANGES
     To change the address on your account, call the Transfer Agent at 1-800-663-4851 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

TRANSFER OF OWNERSHIP
     In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-800-663-4851 to determine what additional documents are required.

REDEMPTION  INITIATED BY THE FUND
     Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $5,000. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $5,000 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $5,000 because of market performance. The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.


Prospectus 20

SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS
     Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATIONS
     Confirmation statements will be sent after each transaction that affects your account balance or account registration.

REGULATORYMAILINGS
     Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

DIVIDENDS AND DISTRIBUTIONS
     The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Transfer Agent at 1-800-663-4851 or send a written notification to: Private Asset Management Fund c/o Mutual Shareholder Services 8869 Brecksville Road, Suite C Brecksville, Ohio 44141


     [Side panel: WHAT IS A REDEMPTION? A redemption is a sale by you to the Fund of some or all of your shares. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.]


     [Side panel: REDEMPTION IN KIND: The Fund intends to make payments for all redemptions in cash, however, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser (under the supervision of the Board of Trustees). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after the redemption.]

Prospectus 21

TAXES
     Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income. Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund. Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

     [Side panel: WHAT IS A DISTRIBUTION? As a shareholder, you are entitled to your share of the Fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the Fund earns from is holdings and interest it receives from its money market and bond investments. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year.]

     [Side panel: WHEN A FUND makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.]

     [Side panel: "Buying a Dividend" If you purchase shares of the Fund just before it makes a distribution, you will pay the full price for the shares and then receive a portion back in the form of a taxable distribution. This is referred to as "buying a dividend". In order to avoid paying unnecessary taxes as a result of the distribution, check the Fund's distribution schedule before you invest.]

Prospectus 22

PRIVACY  POLICY
     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF  INFORMATION  THE FUND  COLLECTS
The Fund collects the following nonpublic personal information about you:

     * Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     * Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES  OF INFORMATION  THE FUND  DISCLOSES
     The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY  AND  SECURITY
     The Fund restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Prospectus 23

BOARD OF TRUSTEES
Stephen J. Cohen
Michael D. Berlin
Howard I. Cohen
Jeffrey R. Provence
Eric I. Weitzen

OTHER FUND SERVICE PROVIDERS:

CUSTODIAN: US Bank N.A.

FUND ADMINISTRATOR: Premier Fund Solutions Inc.

INDEPENDENT AUDITOR: McCurdy & Associates, CPAs

INVESTMENT ADVISER: Private   Asset Management Inc.

LEGAL COUNSEL: Thompson Hine LLP

TRANSFER AGENT: Mutual Shareholder Services, LLC

Prospectus 24

WHERE TO GO FOR INFORMATION
     For   shareholder   inquiries,   please  call  toll-free  in  the  U.S.  at
1-800-663-4851. You will also find more information about the Fund in the following documents:

STATEMENT OF ADDITIONAL INFORMATION
     The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus. There are three ways to get a copy of these documents.

     1. Call or write for one, and a copy will be sent without charge.

        Private Asset Management
        Fund c/o Mutual Shareholder Services
        8869 Brecksville Road, Suite C
        Brecksville, Ohio 44141
        1-800-663-4851.

     2. Call or write the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C.

Public Reference Section of the SEC Washington D.C. 20549-0102
1-202-942-8090

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov
------------------

     3. Go to the SEC's website (www.sec.gov) and download a text-only version.

PRIVATE ASSET MANAGEMENT FUND SEC file number 811-21049


No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

Prospectus 25

[Outside back cover]

Private Asset Management Fund
11995 El Camino Real, Suite 303
San Diego, CA 92130

                           PRIVATE ASSET MANAGEMENT FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                     May 6, 2002

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Private Asset Management Fund dated May 6, 2002. A free copy of the Prospectus can be obtained by writing the Transfer Agent at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 or by calling 1-800-663-4851.


TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND                                   1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS   1

INVESTMENT LIMITATIONS                                                  4

THE INVESTMENT ADVISER                                                  5

TRUSTEES AND OFFICERS                                                   6

PORTFOLIO TRANSACTIONS AND BROKERAGE                                    7

PRICING OF FUND SHARES                                                  7

PURCHASES AND SALES THROUGH BROKER DEALERS                              8

INVESTMENT PERFORMANCE                                                  8

CUSTODIAN                                                               9

FUND SERVICES                                                           9

ACCOUNTANTS                                                             10

FINANCIAL STATEMENTS                                                    10

DESCRIPTION OF THE TRUST AND THE FUND

     The Private Asset Management Fund (the "Fund") was organized as a non-diversified series of Private Asset Management Funds (the "Trust") on March 7, 2002 and commenced operations on May 6, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 7, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is Private Asset Management Inc. (the "Adviser").

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Prior to the public offering of the Fund, Private Asset Management Inc., purchased all of the outstanding shares of the Fund and may be deemed to control the Fund. As the controlling shareholder, Private Asset Management Inc. could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser. After the public offering commences, it is anticipated that Private Asset Management Inc. will no longer control the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares and Sell Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and "Pricing of Fund Shares" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. The Fund may invest in equity securities such as Common stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     B. Foreign Securities. The Fund may invest in foreign securities. These investments may be publicly traded in the United States or on a foreign exchange and may be bought and sold in a foreign currency. The Adviser generally selects foreign securities on a stock-by-stock basis as described under "The Investment Selection Process Used by the Fund" on page 5. Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

     C. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

     In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

     D. Securities Lending. The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the "SEC") that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     E. Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

     With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

     F. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

     G. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade dept securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

     H. Fixed Income Securities. Under normal market conditions, the Fund may invest in all types of fixed income securities. The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.

     Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

     Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

     I. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

          (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

          (2)  Time  Deposits.   Time  deposits  are   non-negotiable   deposits
     maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

          (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     J. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

     K. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     L. Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either:
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Statement of Additional Information.

     5. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Adviser is Private Asset Management Inc. located at 11995 El Camino Real, Suite 303 San Diego, CA 92130. As the sole shareholder of the Adviser, Stephen J. Cohen is regarded to control the Adviser for purposes of the 1940 Act.

     Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. Private Asset Management Inc. pays all operating expenses of the Fund, with the exception of taxes, interest, brokerage commissions and extraordinary expenses. For its services, the Adviser receives an annual investment management fee from the Fund of 1.50% of the average daily net assets of the Fund.

     The Adviser retains the right to use the name "Private Asset Management Fund" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Private Asset Management Fund" or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution's services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. The Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee servers until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The trustees and officers of the Trust and their principal business activities during the past five years are:

================================================================================
================================================================================
                                       Principal        Number of  Other
Name,            Position   Length     Occupation(s)    Portfolios Directorships
Address,         Held With  Of Time    During Past      Overseen   Held By
and Age          the Trust  Served     Five Years       by Trustee Trustee
--------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

Stephen J.       Trustee    Since    President,Private
Cohen*, (53)     and        2002     Asset Management,      1       None
11995 El Camino  President           Inc. (1992-Present)
Real, Suite 303,
San Diego, CA
92130

Michael D.       Trustee,   Since    Vice President,
Berlin*, (52)    Secretary, 2002     Legal Council          1       None
1150 West El     and                 Private Asset
Camino Real,     Treasurer           Management, Inc.
Suite 303,                           (1995-Present)
San Diego,
CA 92130



*    Trustees  who are  considered  "interested  persons"  as defined in Section
     2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Howard I.        Independent Since   Executive Vice
Cohen, (62)      Trustee     2002    President, Douglas     1       None
P.O. Box 675326                      Furniture California,
Rancho Santa Fe,                     Inc. (1961-2002)
CA 92067

Jeffrey R.       Independent Since   General Partner,
Provence, (32)   Trustee     2002    Value Trend            1       Wireless
480 N. Magnolia                      Capital Management,LP          Funds,
Ave, Suite 103                       (1995-Present), CEO,           Premier
El Cajon, CA                         Premier Fund Solutions,        Funds
92020                                Inc., (2001-Present)

Eric I.          Independent Since   Attorney, Weitzen
Weitzen, (45)    Trustee     2002    & Phillips, LLP        1       None
13209 Haxton                         (1989-Present)
Place, San Diego,
CA 92130

================================================================================
================================================================================

COMPENSATION


The following table estimates the trustee's compensation for the Fund's first full fiscal year. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.




                              Aggregate               Total Compensation from
                              Compensation            the Trust (the Trust is
Name                          From the Trust          not in a Fund Complex)
--------------------------------------------------------------------------
Stephen J. Cohen                      0                           0
--------------------------------------------------------------------------
Michael D. Berlin                     0                           0
--------------------------------------------------------------------------
Howard I. Cohen                  $1,000                      $1,000
--------------------------------------------------------------------------
Jeffrey R. Provence              $1,000                      $1,000
--------------------------------------------------------------------------
Eric I. Weitzen                  $1,000                      $1,000
--------------------------------------------------------------------------




PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Private Asset Management Fund may direct trades to certain brokers.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

     The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.


PRICING OF FUND SHARES

     The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.


PURCHASES  AND SALES THROUGH  BROKER  DEALERS

     The Funds may be purchased through broker dealers and other intermediaries. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.


INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P     =        a hypothetical $1,000 initial investment
                  T     =        average annual total return
                  n     =        number of years
                  ERV   =        ending redeemable value at the end of the
                                 applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.



AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)
     The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                             P(1+T)n = ATV(D)

 Where

     "P"  equals a hypothetical initial payment of $1000;

     "T"  equals average annual total return (after taxes on distributions;

     "n"  equals the number of years; and

     "ATV(D)" equals the ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND
REDEMPTIONS)

The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1+T)n = ATV(DR)

Where

     "P"  equals a hypothetical initial payment of $1,000;

     "T"  equals average annual total return (after taxes on distributions;

     "n"  equals the number of years; and

     "ATV(DR)" equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemptions.


     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of any applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. As of the date of this SAI the Fund has not been in existence for one year.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the S&P 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     US Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Mutual Shareholder Services, LLC. ("MSS"), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, acts as the Fund's transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

     In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

     Premier Fund Solutions, Inc. ("PFS") provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Adviser equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,000).


ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc. has been selected as independent public accountants for the Fund for the fiscal year ending December 31, 2002. McCurdy & Associates CPA's, Inc. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.



FINANCIAL STATEMENTS


                             PRIVATE ASSET MANAGEMENT FUNDS
                          STATEMENT OF ASSETS AND LIABILITIES
                                     APRIL 25, 2002



                                           Private Asset
                                           Management Fund

ASSETS:
   Cash in Bank                              $100,000
         Total Assets                        $100,000


LIABILITIES:                                 $      0
        Total Liabilities                    $      0

NET ASSETS                                   $100,000


NET ASSETS CONSIST OF:
  Capital Paid In                            $100,000


OUTSTANDING SHARES                              5,000


NET ASSET VALUE PER SHARE                         $20


OFFERING PRICE PER SHARE                          $20




                                    See Accountants' Audit Report

                         PRIVATE ASSET MANAGEMENT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                 April 25, 2002


1.  ORGANIZATION
          The Private Asset Management Fund (the "Fund") was organized as a series of Private Asset Management Funds (the "Trust). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 7, 2002. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

          The primary investment objective of the Private Asset Management Fund is long term growth of capital.

          The Fund uses an independent custodian and transfer agent. No transactions other than those relating to organizational matters and the sale of 5,000 shares of the Fund have taken place to date.

2.  RELATED PARTY TRANSACTIONS
          As of April 25, 2002, all of the outstanding shares of the Fund were owned by Private Asset Management, Inc. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940
          Act) of the Fund.

          Private Asset Management, Inc. serves as investment adviser to the Fund. In this capacity, Private Asset Management, Inc. is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. The Adviser will pay all of the operating expenses of the Fund with the exception of taxes, borrowing costs, brokerage commissions and fees, fees and expenses of the non-interested person trustees, and extraordinary expenses. The Fund is authorized to pay the adviser an annual fee equal to 1.50% of its average daily net assets. The Adviser is obligated to reimburse the Fund for fees and expenses of the non-interested person trustees through April 30, 2003.

          Premier Fund Solutions, Inc. serves as Administrator under an administrative agreement with the Fund. The Administrator receives a fee from the Fund equal to 0.07% on the first $200 million; 0.05% on the next $500 million; and 0.03% on the balance of the average daily net assets of the fund, with a minimum monthly fee of $2,000.

          Certain trustees and officers of the Private Asset Management Funds are also directors and officers of Private Asset Management, Inc. and Premier Fund Solutions, Inc.

                         PRIVATE ASSET MANAGEMENT FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                 April 25, 2002


     3.  CAPITAL STOCK AND DISTRIBUTION
          At April 25, 2002 paid in capital  amounted to $100,000  for the Fund.
          Transactions   in  capital  stock  were  as  follows:   Private  Asset
          Management Fund

                           Shares Sold             5,000

                           Shares Redeemed             0

                           Net Increase            5,000

                           Shares Outstanding      5,000

     4.  OTHER
          Expenses incurred in connection with the organization of the Fund and initial offering of shares will be permanently absorbed by Private Asset Management, Inc.

To The Shareholders and Trustees
Private Asset Management Funds:

We have audited the accompanying statement of assets and liabilities of Private Asset Management Funds (comprised of the Private Asset Management Fund) as of April 25, 2002. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of April 25, 2002, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the respective portfolio constituting the Private Asset Management Funds as of April 25, 2002, in conformity with accounting principles generally accepted in the United States of America.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 25, 2002



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